UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 11, 2020

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1920 Main Street, Suite 900, Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    (949) 851-1473

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CRVL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

On June 11, 2020, CorVel Corporation’s (the “Company’s”) board of directors approved the Company entering into a pre-arranged stock trading plan on June 12, 2020 to repurchase shares of its common stock, subject to certain limitations, commencing June 15, 2020 through August 14, 2020 in connection with resuming the Company’s stock repurchase program that had been temporarily suspended in March 2020. The stock trading plan will be in accordance with guidelines specified under Rule 10b5-1 and Rule 10b-18 of the Securities Exchange Act of 1934, as amended, and consistent with the Company’s policies regarding stock transactions. Rule 10b5-1 provides a safe harbor for public companies to adopt written, pre-arranged stock trading plans when they do not have material, nonpublic information in their possession. All bids and the amounts purchased shall at all times be consistent and compliant with the pricing and volume limitations of Rule 10b-18.

The shares authorized to be repurchased pursuant to the resumption of the Company’s stock repurchase program may be purchased from time to time at prevailing market prices, through open market, or unsolicited negotiated transactions, depending upon market conditions. There is no guarantee as to the timing and exact number of shares that will be repurchased by the Company, and the Company may discontinue repurchases without notice at any time that management determines additional repurchases are not warranted. The repurchased shares may be used for general purposes, including issuance under the Company’s stock option and employee stock purchase plans, although historically repurchased shares have remained in treasury.

The information contained in this Item 7.01 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this report, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company, management’s beliefs, and certain assumptions made by the Company, and events beyond the Company’s control, all of which are subject to change. Such forward-looking statements include, but are not limited to, statements relating to the Company’s stock repurchase program. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, the amount and timing of any stock repurchases under the Company’s stock repurchase program, if any, and the Company’s ability to repurchase shares of its common stock and how those repurchased shares may be used; the possibility of legislation being adopted in future that could adversely impact companies with stock repurchase programs; the Company’s ability to generate cash; the Company’s results of operations; and the other factors described in this report and the Company’s filings with the Securities and Exchange Commission, including but not limited to “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2020. The forward-looking statements in this report speak only as of the date they are made. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)

Dated: June 12, 2020	/s/ BRANDON O’BRIEN
Brandon OBrien Chief Financial Officer